UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2022

SUGARMADE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23446	94-3008888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Royal Oaks Dr., Suite 108 Monrovia, CA	91016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 982-1628

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 6, 2022, Sugarmade, Inc. (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with Dutchess Capital Growth Fund LP (“Dutchess”) providing for an equity financing facility (the “Equity Line”). The Purchase Agreement provides that upon the terms and subject to the conditions in the Purchase Agreement, Dutchess is committed to purchase up to $10,000,000 of shares of the Company’s common stock over the 36-month term of the Purchase Agreement (the “Term”), which Term commences immediately following the initial date of effectiveness of the Registration Statement referenced below (the “Total Commitment”).

Under the terms of the Purchase Agreement, Dutchess will not be obligated to purchase shares of common stock unless and until certain conditions are met, including but not limited to a Registration Statement on Form S-1 (the “Registration Statement”) becoming effective which registers Dutchess’ resale of any common stock purchased by Dutchess under the Equity Line. The Purchase Agreement obligates the Company to file the Registration Statement within 45 business days of January 6, 2022.

From time to time during the Term, the Company, in its sole discretion, may provide Dutchess with one or more drawdown notices (each, a “Drawdown Notice”), to purchase a specified number of shares of common stock (“Drawdown Notice Shares”), subject to the limitations discussed below. The actual amount of proceeds the Company will receive pursuant to each Drawdown Notice (the “Investment Amount”) is to be determined by multiplying the number of Drawdown Notice Shares by 93% of the lowest traded price of the common stock during the five business days prior to the Closing Date. Closing Date shall mean the date that is eight business days after the Clearing Date. Clearing Date shall mean the first business day that the Dutchess holds the Drawdown Notice Shares in its brokerage account and is eligible to trade the shares.

The maximum number of shares of common stock to be purchased pursuant to any single Drawdown Notice cannot exceed the lesser of (i) $250,000; (ii) 200% of the average daily traded value of the Drawdown Notice Shares during the five days immediately preceding the Drawdown Notice date; or (iii) that number of shares that would cause Dutchess to beneficially own 4.99% of the number of shares of the common stock outstanding immediately prior to the issuance of the Drawdown Notice Shares.

In order to deliver a Drawdown Notice and sell Drawdown Notice Shares to Dutchess, certain conditions set forth in the Purchase Agreement must be met, including: (a) the representations and warranties of the Company shall be true and correct in all material respects as of the date of the Purchase Agreement and the applicable closing date; (b) since the date of the Company’s most recent filing with the Securities and Exchange Commission (the “SEC”), no event that had or is reasonably likely to have a material adverse effect has occurred; (c) the Company has no knowledge of an event it reasonably deems more likely than not to have the effect of causing the Registration Statement to be suspended or otherwise ineffective within 15 days following the delivery of the Drawdown Notice; and (d) the Company shall have performed, satisfied and complied in all material respects its obligations under the Purchase Agreement. Notwithstanding the forgoing, the Company shall not issue any Drawdown Notice Shares if the issuance of such shares would exceed the aggregate number of shares of common stock which the Company may issue without breaching the Company’s obligations under the rules and regulations of the principal market upon which the common stock trades, or if the issuance would violate such principal market’s shareholder approval requirements.

The Purchase Agreement contains customary representations, warranties, and covenants by, among, and for the benefit of the parties. Unless earlier terminated, the Purchase Agreement will terminate automatically on the earlier to occur of: (i) the end of the 36-month Term; (ii) the date that the Company sells and Dutchess purchases the Total Commitment amount; (iii) the date that the Registration Statement is no longer effective; or (iv) the occurrence of certain specified insolvency or bankruptcy-related events. The Company may terminate the Purchase Agreement at any time by written notice to Dutchess in the event of a material breach of the agreement by Dutchess.

The Purchase Agreement also provides for mutual cross-indemnification of the parties and their affiliates in the event that either party incurs losses, liabilities, obligations, claims, damages, liabilities, costs, and expenses resulting from a breach of representations, warranties, covenants, or agreements under the Purchase Agreement; an untrue or misleading statement or misleading omission in the Registration Statement or any preliminary or final prospectus pursuant thereto; or a violation or alleged violation of federal or state securities laws and regulations.

In connection with the Equity Line, the Company also entered into a Registration Rights Agreement, dated January 6, 2022, with Dutchess (the “Registration Rights Agreement”), pursuant to which the Company agreed to register for resale all of the shares issuable in accordance with the Purchase Agreement in a Registration Statement to be filed with the SEC.

The description of certain terms of the Purchase Agreement and the Registration Rights Agreement set forth herein does not purport to be complete and is qualified in its entirety by the provisions of such agreements, attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Common Stock Purchase Agreement by and between Sugarmade, Inc. and Dutchess Capital Growth Fund LP dated January 6, 2022.
10.2	Registration Rights Agreement by and between Sugarmade, Inc. and Dutchess Capital Growth Fund LP dated January 6, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUGARMADE, INC.

Date: January 12, 2022	By:	/s/ Jimmy Chan
	Name:	Jimmy Chan
	Title:	Chief Executive Officer